Exhibit 99.1

Corvex Reports Third Quarter 2026 Results

ARLINGTON, Va., Nov. 12, 2026 /PRNewswire/ -- Corvex, Inc. (Nasdaq: MOVE), an engineering-led AI computing platform specializing in GPU-accelerated infrastructure for AI workloads, today reported financial results for the third quarter ended September 30, 2026. The third quarter is the Company’s first full reporting period following the June 30, 2026 transfer of the legacy healthcare assets. Prior-year periods reflect only the legacy healthcare business and are therefore not directly comparable.

"We are building the Corvex AI Factory business one underwritten project at a time, and the third quarter moved that business forward. We have now secured all of the approximately 8 MW of critical IT capacity in the plan we set out in August. Of that capacity, 1.5 MW is live and supports approximately $22 million of contracted ARR. The remaining capacity, at the Mid-Atlantic 1 expansion and Midwest-1, is on track to be ready for service in the fourth quarter of 2026. We see customer demand that meets our underwriting criteria, and we are working to complete offtake for a 1.6 MW NVIDIA Blackwell cluster planned for Mid-Atlantic 1 and for 4.5 MW at Midwest-1, where we also hold a right of first refusal on a further 12.5 MW in 2027. We finance each deployment alongside our customers and lenders to clear its cost of capital, and we continue to advance new data center opportunities in our pipeline," said Jay Crystal, Co-Founder and Co-Chief Executive Officer of Corvex.

“Corvex is an engineering company first. In the third quarter we launched Corvex Token Factory on schedule and received notices of allowance for two patents covering Corvex’s technology, bringing our portfolio to two allowed patents and 10 pending patent applications. The goal is to get more useful work out of every GPU and every watt, on infrastructure customers can trust with their most sensitive data,” said Seth Demsey, Co-Founder and Co-Chief Executive Officer of Corvex.

Third Quarter 2026 Financial Highlights:

●	Total revenue for the third quarter was $5.0 million, up 31% from $3.8 million in the second quarter of 2026. Revenue for the nine months ended September 30, 2026 was $9.3 million.

●	Deferred revenue, including current and non-current portions, was $3.2 million at September 30, 2026, compared with $12,000 at December 31, 2025, reflecting amounts collected in advance for contracted AI compute capacity not yet recognized as revenue.

●	Net loss attributable to common stockholders for the third quarter was $(17.5) million, or $(0.60) per share. Net loss attributable to common stockholders for the nine months ended September 30, 2026 was $(35.4) million, or $(3.22) per share.

●	Adjusted EBITDA, a non-GAAP financial measure, was $(3.2) million for the third quarter and $(8.0) million for the nine months ended September 30, 2026. Adjusted EBITDA for AI Platform and services was $(3.2) million for the third quarter and $(5.6) million for the nine-month period.

●	Total stock-based compensation expense was $11.3 million in the third quarter, including $9.3 million recorded in general and administrative expense.

●	Cash and cash equivalents were $42.0 million at September 30, 2026. Cash used in operating activities for the three months ended September 30, 2026 was $7.0 million.

Business Highlights:

●	Contracted annualized revenue on live compute was approximately $21.7 million as of November 12, 2026. Corvex defines this operating metric as the annualized value of fixed contractual fees on capacity that has been delivered, accepted by the customer and is generating revenue as of the stated date. It excludes contracted capacity that is not yet live, is not a forecast, and is not a GAAP financial measure.

●	All AI Platform and services revenue today is generated under take-or-pay contracts rather than spot pricing, meaning that customers reserve compute and storage capacity under those agreements and pay the contracted fee regardless of utilization.

●	Corvex launched Corvex Token Factory publicly on September 30, 2026, moving the serverless inference platform out of closed alpha as planned. Developers and enterprises can register at no cost, obtain an API key, and run open-weight models with zero data retention by default.

●	On August 31, 2026, Corvex announced plans to grow critical IT capacity from approximately 1.5 MW to approximately 8 MW by the end of 2026, doubling capacity at its Mid-Atlantic 1 data center and establishing operations at its Midwest-1 facility. Corvex expects the Mid-Atlantic 1 expansion and Midwest-1 to be ready for service in the fourth quarter of 2026. Corvex also holds a right of first refusal on an additional 12.5 MW at Midwest-1, which could bring Corvex’s total capacity above 20 MW.

●	In early September 2026, Corvex closed a private placement of approximately 4.26 million shares of common stock at $7.75 per share, for gross proceeds of approximately $33 million.

●	In August 2026, a Corvex subsidiary entered into a secured equipment financing facility with USD.AI and borrowed $7.5 million to fund GPU servers for the Blackwell expansion at Mid-Atlantic 1. The loan is secured by the subsidiary’s assets, including the related customer contract, is supported by a limited guaranty from Corvex’s operating subsidiary, and is non-recourse to Corvex, Inc.

●	In August 2026, Corvex appointed Garrett Brams, formerly a managing director at Cushman & Wakefield, to lead data center sourcing and development for its AI Factory platform. Corvex also appointed Michael Craig as Vice President of Architecture and Site Operations in July. Craig, a former Crusoe leader, brings more than 25 years of experience across HPC architecture, GPU infrastructure and operations.

Capital Structure Update

As of November 10, 2026, the Company had approximately 39.1 million shares of Common Stock outstanding and approximately 21,800 shares of Series D Preferred Stock outstanding, convertible into approximately 21.8 million shares of Common Stock, or approximately 60.9 million common shares on an as-converted basis.

Third Quarter 2026 Financial Highlights

(in thousands, except share and per share data) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$4,982	$80	$9,294	$389
Operating expenses	22,419	2,671	46,794	11,478
Loss from operations	(17,437)	(2,591)	(37,500)	(11,089)
Other (expense) income, net	(82)	(1,438)	2,211	(1,343)
Loss before income tax expense	(17,519)	(4,029)	(35,289)	(12,432)
Income tax expense	—	—	—	—
Net loss	$(17,519)	$(4,029)	$(35,289)	$(12,432)

Cumulative dividends on Series A preferred stock	—	—	(155)	—
Net loss attributable to common stockholders	$(17,519)	$(4,029)	$(35,444)	$(12,432)

Net loss per share, basic and diluted	$(0.60)	$(3.49)	$(3.22)	$(11.71)

Weighted average shares used in computing net loss per share, basic and diluted	29,006,953	1,155,780	11,002,465	1,061,224

Reconciliation of Net Loss to Adjusted EBITDA

(in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Net loss	$(17,519)	$(4,029)	$(35,289)	$(12,432)
Depreciation and amortization	2,908	—	5,911	—
Stock-based compensation(1)	11,287	691	22,853	1,770
Transaction costs(2)	—	—	719	—
Gain on disposal of business	(13)	—	(2,514)	—
Interest and other income, net	95	1,438	303	1,343
Adjusted EBITDA	$(3,242)	$(1,900)	$(8,017)	$(9,319)

(1)	Stock-based compensation: related to incentive plans and inducement awards and the Company’s replacement awards related to the Merger.
(2)	Related to the transaction costs associated with the Merger.

Investor Conference Call

Management will host a conference call and live audio webcast to discuss these results and provide a business update today at 8:30 a.m. ET / 5:30 a.m. PT. The live webcast of the earnings conference call can be accessed at the Corvex Investor Relations website at investors.corvex.ai. A replay of the webcast will be available at the same website. Investors and analysts with questions may contact Corvex Investor Relations at investor-relations@corvex.ai.

About Corvex

Corvex is an AI cloud computing company specializing in GPU-accelerated infrastructure for AI workloads. Corvex’s platform allows organizations to leverage the advantage of AI by providing secure, scalable, and cost-efficient computational resources. Corvex’s infrastructure leverages advanced GPU-accelerated compute clusters, high-throughput storage systems and layered architecture to provide enhanced security, consistent performance, and efficiency at scale. As previously announced on March 19, 2026, Corvex, Inc. (formerly known as Movano Inc.) acquired Corvex Legacy Holdings, Inc. (Corvex OpCo, formerly known as Corvex, Inc.) (such acquisition the “Merger”). Following the Merger, the Company was renamed Corvex, Inc., effective March 23, 2026.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws. Such statements are based on our current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements related to our business; our strategy; our capital structure; our future growth; our technology; financial projections; our projections for future active power; demand for our platform including with respect to customer offtake agreements and customer-readiness dates; our plans to scale our platform and accelerate AI innovation; and strategic opportunities. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “outlook,” “guidance,” or the negative of these terms, where applicable, and similar expressions intended to identify forward-looking statements.

Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include but are not limited to our limited operating history, our ability to execute our business strategies and manage our growth, our ability to maintain and grow our customer base, continued demand for AI infrastructure as well as changes in prevailing market pricing for GPU-as-a-Service capacity, delays in arranging financing, procuring or installing equipment, or making facilities ready for deployment, delays in the delivery, commissioning or acceptance of GPU capacity, our potential inability to enter into customer offtake agreements at all, or to achieve the duration, pricing or take-or-pay terms we anticipate, our ability to perform our obligations under customer agreements as well as customers’ ability to perform their payment and other obligations; contract termination, modification or other rights affecting the realization of anticipated revenue, any disruption in our strategic relationships or disruptions with our third-party providers, including our suppliers and data center partners, our ability to develop and maintain our corporate infrastructure and internal controls, our financial performance, capital requirements and ability to raise additional capital and the impact of global political and macroeconomic conditions, including the effects of global geopolitical conflicts, inflation, tariffs, interest rates, any instability in the global banking sector and foreign currency exchange rates. More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting our Investor Relations website at investors.corvex.ai or the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use adjusted EBITDA to help us evaluate our business. We use this non-GAAP financial measure to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate operating performance. We believe that this non-GAAP financial measure may be helpful to investors because it allows for greater transparency into what measures we use in operating our business and measuring our performance and enables comparison of financial trends and results between periods where items may vary independent of business performance. This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.

Adjusted EBITDA is defined as net loss, excluding (i) depreciation and amortization, (ii) stock-based compensation, (iii) benefit from income taxes, (iv) transaction costs related to the Merger, (v) gain on disposal of assets and (vi) interest and other income, net. A reconciliation is provided below to reconcile adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Corvex encourages investors to review the related GAAP financial measure and the reconciliation of the non-GAAP financial measure to their most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate Corvex’s business.

Media Contact

corvex.media@stillpointglobaladvisors.com

Investor Contact

investor-relations@corvex.ai

CORVEX, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
REVENUE:
Revenue - AI Platform and services	$4,982	$—	$9,259	$—
Revenue - Connected devices and services	—	80	35	389
Total revenue	4,982	80	9,294	389

OPERATING EXPENSES:
Cost of revenue - AI Platform and services (exclusive of depreciation and amortization)⁽¹⁾	2,520	—	4,876	—
Cost of revenue - Connected devices and services (exclusive of depreciation and amortization)⁽²⁾	—	280	275	1,284
Depreciation and amortization	2,908	—	5,911	—
Technology and infrastructure⁽³⁾	1,319	1,166	3,507	4,950
Sales and marketing⁽⁴⁾	842	—	1,883	—
General and administrative⁽⁵⁾	14,830	1,225	30,342	5,244
Total operating expenses	22,419	2,671	46,794	11,478

Loss from operations	(17,437)	(2,591)	(37,500)	(11,089)

Other (expense) income, net:
Interest expense (related party)	—	(1,503)	(208)	(1,503)
Interest expense	(281)	—	(429)	—
Other income, net	186	65	334	160
Gain on disposal of business	13	—	2,514	—
Other (expense) income, net	(82)	(1,438)	2,211	(1,343)

Loss before income tax expense	(17,519)	(4,029)	(35,289)	(12,432)
Income tax expense	—	—	—	—
Net loss	$(17,519)	$(4,029)	$(35,289)	$(12,432)

Cumulative dividends on Series A preferred stock	—	—	(155)	—
Net loss attributable to common stockholders	$(17,519)	$(4,029)	$(35,444)	$(12,432)

Net loss per share, basic and diluted	$(0.60)	$(3.49)	$(3.22)	$(11.71)

Weighted average shares used in computing net loss per share, basic and diluted	29,006,953	1,155,780	11,002,465	1,061,224

Amounts include stock-based compensation expense, as follows:
⁽¹⁾Cost of revenue - AI Platform and services (exclusive of depreciation and amortization)	$780	$—	$1,575	$—
⁽²⁾Cost of revenue - Connected devices and services (exclusive of depreciation and amortization)	—	4	1	5
⁽³⁾Technology and infrastructure	936	347	2,199	728
⁽⁴⁾Sales and marketing	306	—	648	—
⁽⁵⁾General and administrative	9,265	340	18,430	1,037

CORVEX, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data) (unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$41,986	$2,827
Restricted cash	729	—
Accounts receivable, net	1,673	—
Inventory	—	1,766
Prepaid expenses and other current assets	5,520	394
Total current assets	49,908	4,987
Property and equipment, net	39,095	101
Operating lease right-of-use assets, net	4,672	415
Intangible assets, net	14,731	—
Goodwill	519,249	—
Other assets	37	97
Total assets	$627,692	$5,600
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$3,864	$3,477
Accrued liabilities	1,948	665
Deferred revenue, current	1,892	12
Bridge loan (related party)	—	4,382
Operating lease liabilities, current	2,628	253
Finance lease liabilities, current	3,964	18
Loan payable, current	1,870	—
Total current liabilities	16,166	8,807
Operating lease liabilities, non-current	2,228	267
Finance lease liabilities, non-current	4,549	—
Deferred revenue, non-current	1,341	—
Loan payable, non-current	5,059	—
Total noncurrent liabilities	13,177	267
Total liabilities	29,343	9,074
Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value, 5,000,000 shares authorized at September 30, 2026 and December 31, 2025; 21,791.0514 and 3,000 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	232,117	2,850
Common stock, $0.0001 par value, 500,000,000 shares authorized at September 30, 2026 and December 31, 2025; 39,076,693 and 1,228,272 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	4	10
Additional paid-in capital	567,909	160,058
Accumulated deficit	(201,681)	(166,392)
Total stockholders’ equity (deficit)	598,349	(3,474)
Total liabilities and stockholders’ equity (deficit)	$627,692	$5,600

CORVEX, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands) (unaudited)

	Nine Months Ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(35,289)	$(12,432)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,911	112
Stock-based compensation	22,853	1,770
Amortization of debt discount (related party)	118	1,465
Amortization of debt issuance costs	38	—
Interest expense on bridge loan (related party)	—	38
Noncash lease expense	1,249	11
Gain on disposal of business	(2,514)	—
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(262)	—
Inventory	(42)	(427)
Prepaid expenses and other current assets	(4,530)	52
Other assets	60	(13)
Accounts payable	(1,141)	846
Deferred revenue	(1,119)	(28)
Other current and noncurrent liabilities	—	(402)
Operating lease liabilities, net	(1,228)	—
Accrued liabilities	(671)	—
Net cash used in operating activities	(16,567)	(9,008)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(16,019)	—
Capitalized internal use software	(643)	—
Cash acquired in business combination	36,678	—
Net cash provided by investing activities	20,016	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on finance lease liabilities	(1,892)	—
Proceeds from loans payable, net of lender fees	7,350	—
Payment of debt issuance costs	(279)	—
Repayments of loans payable	(180)	—
Proceeds from bridge loan (related party)	—	1,500
Issuance of common stock and Series D preferred stock in the Private Placement, net of issuance costs	30,976	—
Issuance of common stock, net of issuance costs	—	1,606
Issuance of common stock upon exercise of stock options	464	—
Net cash provided by financing activities	36,439	3,106

Net increase (decrease) in cash, cash equivalents and restricted cash	39,888	(5,902)
Cash, cash equivalents and restricted cash at beginning of period	2,827	7,902
Cash, cash equivalents and restricted cash at end of period	$42,715	$2,000

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH:
Cash and cash equivalents	41,986	2,000
Restricted cash	729	—
Total cash, cash equivalents and restricted cash	$42,715	$2,000

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$387	$2
Cash paid for income taxes	$1	$—
NONCASH INVESTING AND FINANCING ACTIVITIES:
Transaction expense adjustments	$207	$—
Business acquired by issuance of equity instruments	$581,955	$—
Bridge Loan (Related Party) extinguishment (Note 9)	$4,663	$—
ROU assets obtained in exchange for operating lease liabilities	$2,029	$—
Common shares issued from conversion of Series B Preferred shares	$2,576	$—
Common shares issued from conversion of Series A, C and D Preferred shares	$347,939	$—
Par value adjustment for stock splits and stock dividend	$10	$—
Property and equipment in accounts payable and accrued liabilities	$647	$—
Stock based compensation capitalized into internal use software	$610	$—
Original issue discount on bridge loan (related party)	$—	$3,000
Issuance costs on bridge loan (related party) recorded in accounts payable	$—	$10
Accrued interest on bridge loan (related party) in other current liabilities	$—	$28
Amortization of original issue discount on bridge loan (related party)	$—	$1,465

Reconciliation of GAAP to Non-GAAP Results

Reconciliation of Net Loss to Adjusted EBITDA

(in thousands, except percentages)

	Three Months Ended September 30,		Change
	2026	2025	$	%
Net loss
AI Platform and services	$(17,519)	$—	$(17,519)	NM
Connected devices and services	—	(4,029)	4,029	100%
Total net loss	$(17,519)	$(4,029)	$(13,490)	(335)%
Adjusted EBITDA⁽¹⁾
AI Platform and services	$(3,242)	$—	$(3,242)	NM
Connected devices and services	—	(1,900)	1,900	100%
Total adjusted EBITDA	$(3,242)	$(1,900)	$(1,342)	(71)%

	Nine Months Ended September 30,		Change
	2026	2025	$	%
Net loss
AI Platform and services	$(33,061)	$—	$(33,061)	NM
Connected devices and services	(2,228)	(12,432)	10,204	82%
Total net loss	$(35,289)	$(12,432)	$(22,857)	(184)%
Adjusted EBITDA⁽¹⁾
AI Platform and services	$(5,615)	$—	$(5,615)	NM
Connected devices and services	(2,402)	(9,319)	6,917	74%
Total adjusted EBITDA	$(8,017)	$(9,319)	$1,302	14%

(1)	See the “Non-GAAP Financial Measures” section included above for a reconciliation to the most directly comparable GAAP measure.

	Three Months Ended September 30,
AI Platform and services	2026	2025
Net loss	$(17,519)	$—
Depreciation and amortization	2,908	—
Stock-based compensation⁽¹⁾	11,287	—
Gain on disposal of business	(13)	—
Interest and other income, net	95	—
Adjusted EBITDA	$(3,242)	$—

	Nine Months Ended September 30,
AI Platform and services	2026	2025
Net loss	$(33,061)	$—
Depreciation and amortization	5,792	—
Stock-based compensation⁽¹⁾	21,565	—
Gain on disposal of business	(13)	—
Interest and other income, net	102	—
Adjusted EBITDA	$(5,615)	$—

	Three Months Ended September 30,
Connected devices and services	2026	2025
Net loss	$—	$(4,029)
Depreciation and amortization	—	—
Stock-based compensation⁽¹⁾	—	691
Gain on disposal of business	—	—
Interest and other income, net	—	1,438
Adjusted EBITDA	$—	$(1,900)

	Nine Months Ended September 30,
Connected devices and services	2026	2025
Net loss	$(2,228)	$(12,432)
Depreciation and amortization	119	—
Stock-based compensation⁽¹⁾	1,288	1,770
Transaction costs⁽²⁾	719	—
Gain on disposal of business	(2,501)	—
Interest and other income, net	201	1,343
Adjusted EBITDA	$(2,402)	$(9,319)

(1)	Stock-based compensation: related to the 2019 and 2024 Incentive Plans for employees, contractors, or other entities.
(2)	Related to the transaction costs associated with the Merger.